Exhibit 99.3

   Overview of ACG Materials Acquisition  November 2018

   Forward-Looking Statements  Moving Infrastructure Forward — ACG Materials Acquisition, November 2018  2  Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity; tax treatment of the spin-off; inability to consummate the ACG Materials acquisition within the expected time periods or at all, failure to successfully integrate ACG Materials, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; improving margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Information Statement Summary”, “Risk Factors” and “Forward-Looking Statements” in the information statement filed as an exhibit to Arcosa’s Registration Statement on Form 10, as amended.

   How to Find Us  Moving Infrastructure Forward — ACG Materials Acquisition, November 2018  3  Investor ContactInvestorResources@arcosa.com  NYSE tickerACA  Our websitewww.arcosa.com  HeadquartersArcosa, Inc.500 North Akard StreetDallas, TX 75201

ACG Materials highlights

$152M
LTM Revenue[1]

$32M
LTM Adjusted EBITDA[1]

24
Active Mines

5
Production Facilities

Adds complementary, scaled specialty materials and aggregates platforms

Diversifies customer base across attractive end markets

Accelerates growth into specialty materials and aggregates

Adds expertise in developing specialty materials applications

Strengthens pipeline of acquisitions and organic growth opportunities

Brings top tier management team to Arcosa

Multi-State Platform


Aggregate mines
Production facilities
Corporate HQ

Diverse End Markets


Other
Building Products
Agriculture
Energy Infrastructure
Infrastructure

1 Estimated LTM for 12 months ended 08/31/2018. See Adjusted EBITDA reconciliation in Appendix

4 / Moving Infrastructure Forward — ACG Materials Acquisition, November 2018
ARCOSA

   The acquisition is aligned with Arcosa’s long term vision and Stage 1 Priorities  Moving Infrastructure Forward — ACG Materials Acquisition, November 2018  5  Improve long term returns on invested capital  Grow in attractive markets where we can achieve sustainable competitive advantages  Reduce the complexity and cyclicality of the overall business    Operate a flat and responsive corporate structure  Expand Transport-ation Products organically as barge and rail markets recover  Improve Energy Equipment’s operational performance while pursuing disciplined growth  Grow Construction Products organically and through acquisitions        Stage 1 Priorities  Long Term Vision

   ACG Materials is a strategic acquisition for Arcosa’s Construction Products Group  Moving Infrastructure Forward — ACG Materials Acquisition, November 2018  6              Aggregates  Specialty Materials  Construction Site Support

Adds complementary, scaled aggregates and specialty materials businesses to Arcosa's current platforms

	Operations	Products	Geographic Footprint
ARCOSA	• 18 active Construction Materials locations • 11 aggregate mines • 7 lightweight locations	• Aggregates (sand, gravel, and limestone base) • Lightweight aggregates	Aggregate mines Lightweight locations
ACG MATERIALS	• 29 active locations • 24 aggregate mines • 5 production facilites	• Mined and crushed rock (aggregates, cement / retarder rock, fines) • Specialty milled (building products, fertilizers) • Specialty processed (plasters, agricultural prills, food/pharma)	Aggregate mines Production facilities

7 / Moving Infrastructure Forward — ACG Materials Acquisition, November 2018 ARCOSA

Diversifies customer base across attractive end markets and accelerates growth in specialty materials

	Mined and Crushed Rock	Specialty Milled	Specialty Processed
Products	 Aggregate Rock  Retarder Rock  Fines	 Filler  Coarse	 Food Grade  Plasters  Prills
Applications	• Road construction • Well pads • Access roads • Cement / retarder rock • Fertilizer, soil conditioner	• Bathtubs, caulk, paint, joint compounds • Roofing tiles • Glass packaging • Animal feed additive • Fertilizer, soil conditioner • Plastics and coatings	• Flooring, ceramics • Golf turf, fertilizer • Micronutrients • Baking, brewing
End Markets	• Energy • Infrastructure • Building products • Agriculture	• Building products • Agriculture	• Building products • Agriculture • Food and pharmaceutical

Source: Company provided information; Management estimates.

8 / Moving Infrastructure Forward — ACG Materials Acquisition, November 2018 ARCOSA

Brings top tier management team and strengthens pipeline of organic projects and bolt-on acquisition opportunities

Top tier management team

- Strong leadership team with deep industry experience in infrastructure and building products
- Track record of operating excellence and growth
- Expertise in developing specialty materials applications in attractive markets

Pipeline of organic projects and bolt-on acquisition opportunities

- ACG team has completed 9 bolt-on acquisitions since 2013, within aggregates and specialty materials
- Current pipeline of opportunities to grow organically and through additional bolt-on acquisitions

9 / Moving Infrastructure Forward — ACG Materials Acquisition, November 2018

ARCOSA

Transaction and Financing Summary  Moving Infrastructure Forward — ACG Materials Acquisition, November 2018  10  Financing  Purchase price of approximately $315 millionArcosa expects to fund the transaction with a combination of cash on-hand and advances under our $400 million five year, credit facility  Expected Close  Q4 2018 – Q1 2019Subject to customary closing conditions and regulatory provisions under the Hart-Scott-Rodino Act  Accretion  Expected to be accretive to earnings in year one following transaction completion Arcosa expects to revisit its revenue and EBITDA guidance for fiscal year 2019, following the closing and additional clarity on purchase price accounting

 Investment Highlights  Moving Infrastructure Forward — ACG Materials Acquisition, November 2018  11  Adds complementary, scaled aggregates and specialty materials platforms  Diversifies customer base across attractive end markets  Accelerates growth into specialty materials and aggregates  Brings top tier management team to Arcosa  Strengthens pipeline of acquisitions and organic growth opportunities   Adds expertise in developing specialty materials applications

 Appendix

   Adjusted EBITDA reconciliation (unaudited)  Moving Infrastructure Forward — ACG Materials Presentation, November 2018  13  $ Millions (For the Trailing Twelve Months Ended August 31, 2018)         Net income  (1.8)  Add:      Interest expense  16.6    Provision/(benefit) for income taxes  (3.9)   Depreciation & amortization expense  15.4   Other adjustments  5.7       Adjusted EBITDA  32.0  “Adjusted EBITDA” is defined as ACG’s net income plus interest expense, income taxes, depreciation and amortization, and other one-time or non-recurring expenses, including management fees, debt refinancing fees, and non-recurring professional fees. Adjusted EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of ACG’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe Adjusted EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization and other expenses, which can vary significantly depending upon many factors.